                                                                    EXHIBIT 10.1

         AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT ("Amendment"), dated as of April 4, 2003, amends that certain Credit Agreement dated as of October 17, 2002, as amended (the "Credit Agreement"), by and among NRP (OPERATING) LLC, a Delaware limited liability company (the "Borrower"), the FINANCIAL INSTITUTIONS from time to time party thereto (individually, a "Lender" and collectively, the "Lenders"), PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the "Administrative Agent"), BANK OF MONTREAL and BNP PARIBAS, as Documentation Agents for the Lenders, and BRANCH BANKING AND TRUST COMPANY, as Syndication Agent for the Lenders.

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, as of the Closing Date certain existing Lenders (the "Existing Lenders") provided to the Borrower a revolving credit facility in a maximum aggregate principal amount at any one time outstanding not to exceed $100,000,000; and

WHEREAS, Borrower has requested, and the Existing Lenders have agreed, subject to the terms and conditions herein, to amend the Credit Agreement to, among other things, increase the Revolving Credit Commitments from $100,000,000 to $175,000,000, provided that additional lenders join the Credit Agreement as "Lenders" thereunder (the "New Lenders") and such New Lenders provide to the Borrower the additional $75,000,000 in Revolving Credit Commitments.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

Defined Terms. All capitalized terms used in this Amendment, and not otherwise defined herein, shall have the same meaning ascribed thereto in the Credit Agreement.

Increase in Revolving Credit Facility. The maximum amount of Revolving Credit Commitments under the Credit Agreement, in the aggregate, shall be increased to $175,000,000.

New Lenders. CITIBANK N.A., WACHOVIA BANK, NATIONAL ASSOCIATION and SOUTHWEST BANK OF TEXAS are the "New Lenders" referred to herein. As of the Effective Date, each New Lender agrees that it shall (a) become, and shall be deemed to be, a Lender under the Credit Agreement and each of the other Loan Documents,
(b) assume the obligations of a Lender under Credit Agreement, (c) perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a Lender and (d) be entitled to the benefits, rights and remedies set forth in the Credit Agreement and in each of the other Loan Documents. Each New

Lender hereby acknowledges that it has heretofore received a copy of the Credit Agreement and the other Loan Documents.

Section 9.1 - Amendments and Waivers. Section 9.1 of the Credit Agreement is hereby amended by amending and restating subsections (F) and (G) and inserting a new subsection (H) as follows:

"(F) reduce the Commitment Fee or the Letter of Credit Fee;

(G) amend the definition of the term "Required Lenders" or amend or waive the provisions of this Section 9.1; or

(H) release any Guarantor from its Guaranty Agreement."

Revolving Credit Commitments and Revolving Credit Commitment Percentages. As of the Effective Date, the parties hereto agree that each Lender's Revolving Credit Commitment, Revolving Credit Percentage and the address for notices, both Existing Lenders and New Lenders, shall be as set forth on Schedule 1 attached hereto.

Sharing of Outstanding Loans and Letters of Credit Among Lenders. On the Effective Date, the Borrower shall repay the principal amount of all outstanding Loans to the Administrative Agent for the benefit of the Existing Lenders and simultaneously reborrow a like amount of Loans from the Lenders (including the New Lenders) according to the Ratable Shares set forth on attached Schedule 1. In connection with repaying the Loans, the Borrower agrees to pay any breakage fees and other indemnities to the Existing Lenders in accordance with the provisions of Section 2.9 of the Credit Agreement. With respect to all interest, Letter of Credit Fees, and Commitment Fees accrued and unpaid as of the Effective Date, the Lenders agree among themselves that such accrued interest and fees shall be allocated among the Existing Lenders in accordance with their Ratable Shares (as in existence prior to this Amendment) when such amounts are paid by the Borrower to Administrative Agent. Each Lender (including the New Lenders) shall participate in all Letters of Credit outstanding as of the Effective Date according to its Ratable Share.

Conditions Precedent. The Borrower and the Lenders acknowledge that this Amendment shall not be effective until each of the following conditions precedent has been satisfied as determined by the Administrative Agent in its sole discretion (such date is referred to herein as the "Effective Date"):

There shall be delivered to the Administrative Agent certificates from the Borrower and each Guarantor dated as of the Closing Date hereof and signed by the Secretary or an Assistant Secretary of the corporation, certifying as to:

all corporate action taken by the Borrower and each Guarantor, relative to this Amendment and any other documents and instruments to be delivered in connection with this Amendment;

the names of the officer or officers of the Borrower and each Guarantor authorized to sign this Amendment and the other documents and instruments to be delivered in connection with this Amendment and the true signatures of such officer or officers on which the Administrative Agent may conclusively rely;

copies of the articles of incorporation (certified by the Secretary of State as of a date which is not more than three (3) months prior to the Effective Date) and bylaws of the Borrower as in effect on the date hereof;

a good standing certificate from the Secretary of State and tax lien certificate from the Department of Revenue (each dated as of a date not more than three (3) months prior to the Effective Date) for the Borrower and each Guarantor, reflecting that the Borrower and each Guarantor continues to be or is a subsisting limited partnership or limited liability company and that no taxes of the Borrower or any Guarantor are past due;

a closing certificate certifying that (A) no Event of Default or Potential Event of Default has occurred or would result from the execution, delivery and performance of this Amendment, (B) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Borrower and each Guarantor on such date (except representations and warranties which relate solely to an earlier date or time), and (C) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof;

The Borrower, the Lenders (including each of the New Lenders), and the Administrative Agent shall have executed this First Amendment;

The Borrower shall have executed and delivered a Revolving Credit Note in favor of each of the New Lenders in the stated principal amount of such New Lender's Revolving Credit Commitment;

Each of the Guarantors shall have executed and delivered the Joinder attached hereto;

The Borrower shall have paid to the Administrative Agent, for the benefit of the Administrative Agent and each Lender, all fees set forth in that certain Fee Letter, dated as of February 19, 2003, by and between PNC Capital Markets, Inc., the Administrative Agent and the Borrower;

Borrower shall cause to be delivered to Administrative Agent an opinion of counsel with respect to this Amendment and the Revolving Credit Notes being issued in connection herewith, in such form as shall be acceptable to the Administrative Agent; and

All legal details and proceedings in connection with the transactions contemplated by this Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance satisfactory to the Administrative Agent and to Buchanan Ingersoll Professional Corporation.

Incorporation into Credit Agreement. This Amendment shall be incorporated into the Credit Agreement by this reference.

Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect, including without limitation, all liens and security interests securing the Borrower's indebtedness to the Lenders.

Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect, including without limitation, all Guaranty Agreements executed and delivered by the Guarantors.

Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed this Amendment as of the day and year first above written with the intention that it constitutes a sealed instrument.

ATTEST:                                NRP (OPERATING) LLC, a Delaware limited
                                       liability company

/s/ Kevin Wall                         By:  /s/ Nick Carter
----------------------------------       ---------------------------------------
                                       Name: Nick Carter
                                       Title: President and COO

                                                                       [SEAL]

WITNESS:                               PNC BANK, NATIONAL ASSOCIATION,
                                       individually and as Administrative Agent

/s/ Tina G. Martin                     By: /s/ Christopher N. Moravec
----------------------------------         -------------------------------------
                                       Name: Christopher N. Moravec
                                       Title: Senior Vice President

WITNESS:                               BRANCH BANKING AND TRUST COMPANY,
                                       individually and as Syndication Agent

/s/ Sam A. Neill                       By: /s/ James Stallings
----------------------------------         -------------------------------------
                                       Name: James Stallings
                                       Title: Vice President

WITNESS:                               BANK OF MONTREAL, individually and as
                                       Documentation Agent

/s/  Elizabeth J. Moran                By: /s/ Bruce A. Pietka
----------------------------------         -------------------------------------
                                       Name: Bruce A. Pietka
                                       Title: Vice President

WITNESS:                               BNP PARIBAS, individually and as
                                       Documentation Agent

/s/  Betsy Jocke                       By: /s/ Evans Swann
----------------------------------         -------------------------------------
                                       Name: Evans Swann
                                       Title: Director

/s/ Carla Hill                         By: /s/ Greg Smothers
----------------------------------         -------------------------------------
                                       Name: Greg Smothers
                                       Title: Vice President

WITNESS:                               THE HUNTINGTON NATIONAL BANK

/s/ Aaron Maltry                       By: /s/ Mark A. Scurci
----------------------------------         -------------------------------------
                                       Name: Mark A. Scurci
                                       Title: Vice President

WITNESS:                               CITIBANK N.A.

                                       By: /s/  Raymond G. Dunning
__________________________________         ------------------------------------
                                       Name:  Raymond G. Dunning
                                       Title: Managing Director

WITNESS:                               WACHOVIA BANK, NATIONAL ASSOCIATION

/s/ Marlene R. Belcher                 By: /s/ Laurence M. Levy
----------------------------------         -------------------------------------
                                       Name:  Laurence M. Levy
                                       Title: Senior Vice President

WITNESS:                               SOUTHWEST BANK OF TEXAS

/s/ Tracy Butz                         By: /s/ W. Bryan Chapman
----------------------------------         -------------------------------------
                                       Name: W. Bryan Chapman
                                       Title: Vice President

                                     JOINDER

            Each of the undersigned has executed this agreement, intending to be legally bound hereby, for the purposes of (i) agreeing to comply with the terms and conditions of the Credit Agreement, as amended by Amendment No. 1 to Credit Agreement, applicable to each of the undersigned, (ii) consenting to the matters in the Amendment No. 1 to Credit Agreement, and (iii) confirming that each Loan Document executed by the undersigned shall continue in full force and effect subsequent to the execution and delivery of Amendment No. 1 to Credit Agreement.

                                GUARANTORS:

                                NATURAL RESOURCE PARTNERS L.P., a
                                Delaware limited Partnership

                                By: NRP (GP) LP, a Delaware limited partnership,
                                    its general partner

                                    By: GP Natural Resource Partners LLC, a
                                        Delaware limited liability company, its
                                        general partner

                                        By: /s/ Nick Carter
                                            ------------------------------------
                                        Name:  Nick Carter
                                        Title: President and COO

                                WPP LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole managing member

                                    By: /s/ Nick Carter
                                        ----------------------------------------
                                    Name:  Nick Carter
                                    Title: President and COO

                                NNG LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole managing member

                                    By: /s/ Nick Carter
                                        ----------------------------------------
                                    Name:  Nick Carter
                                    Title: President and COO

                                GNP LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole member

                                    By: /s/ Nick Carter
                                        ----------------------------------------
                                    Name:  Nick Carter
                                    Title: President and COO

                                WBRD LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole managing member

                                    By: /s/ Nick Carter
                                        ----------------------------------------
                                    Name:  Nick Carter
                                    Title: President and COO

                                CSTL LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole managing member

                                    By: /s/ Nick Carter
                                        ----------------------------------------
                                    Name:  Nick Carter
                                    Title: President and COO

                                ACIN LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole managing member

                                    By: /s/ Nick Carter
                                        ----------------------------------------
                                    Name:  Nick Carter
                                    Title: President and COO